METLIFE UNVEILS NEW FRONTIER GROWTH STRATEGY AND LONG- TERM FINANCIAL COMMITMENTS AT 2024 INVESTOR DAY • New five-year strategy to accelerate growth across global platform while delivering attractive returns and all-weather performance • Outlines strong long-term financial commitments including double-digit adjusted earnings per share growth1 and 15-17% adjusted return on equity2 NEW YORK, December 12, 2024 — MetLife, Inc. (NYSE: MET), one of the world’s leading financial services companies, will host its previously announced Investor Day in New York City today. At the Investor Day, MetLife senior executives and other senior leaders will introduce the company’s powerful five-year growth strategy, New Frontier, that is designed to support consistent delivery of: • Double-digit adjusted earnings per share growth; • 15-17% adjusted return on equity; • A 100-basis-point reduction in direct expense ratio target;3 and • Free cash flow4 of $25 billion. “We introduced our Next Horizon strategy in 2019 with an aim to focus, simplify and differentiate the company,” said MetLife President and Chief Executive Officer Michel Khalaf. “In just five years, our team delivered on those goals while achieving all of our Next Horizon commitments.” “Building on that strong progress, today we introduce our New Frontier strategy with commitments that quantify MetLife’s superior value proposition.” Khalaf said. “We operate in highly attractive markets, with deep competitive moats and strong tailwinds. We are positioned to deliver growth and attractive returns with lower risk.” The New Frontier strategy will leverage the company’s strengths to prioritize growth across four key areas of opportunity: • Extend leadership in Group Benefits by capturing and enlarging the addressable market via more employers, more products per employee, and greater employee participation; • Capitalize on a unique retirement platform across our U.S. and Japan businesses through new liability origination and enhanced capital flexibility;

Page 2 of 11 • Accelerate growth in asset management by building on existing capabilities and broadening MetLife’s suite of investment products while harnessing complementary businesses within the larger organization; and • Expand in high-growth international markets by leveraging MetLife’s strong position in Latin America and Asia and targeting above-market growth in emerging regions through distribution innovation and product and channel diversification. For Media: Dave Franecki 973-264-7465 Dave.Franecki@metlife.com For Investors: John Hall 212-578-7888 John.A.Hall@metlife.com About MetLife MetLife, Inc. (NYSE: MET), through its subsidiaries and affiliates (“MetLife”), is one of the world’s leading financial services companies, providing insurance, annuities, employee benefits and asset management to help individual and institutional customers build a more confident future. Founded in 1868, MetLife has operations in more than 40 markets globally and holds leading positions in the United States, Asia, Latin America, Europe and the Middle East. For more information, visit www.metlife.com. Webcast Information MetLife will hold an Investor Day in New York City on Thursday, December 12, 2024, beginning at 8:30 a.m. (ET). A live webcast of the event, along with presentation materials, will be available at (http://www.metlife.com/InvestorDay2024). Those who want to access Investor Day should go to the web page at least 15 minutes prior to the event to register. A replay of the Investor Day will be available at the above-mentioned website beginning shortly after the event ends on Thursday, December 12, 2024. Endnotes 1 Excluding total notable items. 2 Excluding accumulated other comprehensive income (AOCI) other than foreign currency translation adjustments (FCTA) and excluding total notable items. 3 Excluding total notable items related to direct expenses and pension risk transfers. 4 Represents free cash flow of all holding companies. Forward-Looking Statements

Page 3 of 11 This news release may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events and do not relate strictly to historical or current facts. They use words and terms such as “anticipate,” "are confident," “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would,” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. They include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, future sales efforts, future expenses, the outcome of contingencies such as legal proceedings, and future trends in operations and financial results. Many factors determine the results of MetLife, Inc., its subsidiaries and affiliates, and they involve unpredictable risks and uncertainties. Our forward-looking statements depend on our assumptions, our expectations, and our understanding of the economic environment, but they may be inaccurate and may change. MetLife, Inc. does not guarantee any future performance. Our results could differ materially from those MetLife, Inc. expresses or implies in forward- looking statements. The risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission, and others, may cause such differences. These factors include: (1) economic condition difficulties, including risks relating to interest rates, credit spreads, declining equity or debt markets, real estate, obligors and counterparties, government default, currency exchange rates, derivatives, climate change, public health and terrorism and security; (2) global capital and credit market adversity; (3) credit facility inaccessibility; (4) financial strength or credit ratings downgrades; (5) unavailability, unaffordability, or inadequate reinsurance, including reinsurance risks that arise from reinsurers' credit risk, and the potential shortfall or failure of risk mitigants to protect against such risks; (6) statutory life insurance reserve financing costs or limited market capacity; (7) legal, regulatory, and supervisory and enforcement policy changes; (8) changes in tax rates, tax laws or interpretations; (9) litigation and regulatory investigations; (10) unsuccessful efforts to meet all environmental, social, and governance standards or to enhance our sustainability; (11) MetLife, Inc.’s inability to pay dividends and repurchase common stock; (12) MetLife, Inc.’s subsidiaries’ inability to pay dividends to MetLife, Inc.; (13) investment defaults, downgrades, or volatility; (14) investment sales or lending difficulties; (15) collateral or derivative-related payments; (16) investment valuations, allowances, or impairments changes; (17) claims or other results that differ from our estimates, assumptions, or models; (18) global political, legal, or operational risks; (19) business competition;

(20) technological changes;
(21) catastrophes;
(22) climate changes or responses to it;
(23) deficiencies in our closed block;
(24) goodwill or other asset impairment, or deferred income tax asset allowance;
(25) impairment of VOBA, value of distribution agreements acquired or value of customer relationships acquired;
(26) product guarantee volatility, costs, and counterparty risks;
(27) risk management failures;
(28) insufficient protection from operational risks;
(29) failure to protect confidentiality and integrity of data or other cybersecurity or disaster recovery failures;
(30) accounting standards changes;
(31) excessive risk-taking;
(32) marketing and distribution difficulties;
(33) pension and other postretirement benefit assumption changes;
(34) inability to protect our intellectual property or avoid infringement claims;
(35) acquisition, integration, growth, disposition, or reorganization difficulties;
(36) Brighthouse Financial, Inc. separation risks;
(37) MetLife, Inc.'s Board of Directors influence over the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; and
(38) legal- and corporate governance-related effects on business combinations.

MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in subsequent reports to the U.S. Securities and Exchange Commission.

Non-GAAP and Other Financial Disclosures

Any references in this news release (except in this section) to:		**should be read as, respectively:**	
(i)	adjusted earnings;	(i)	adjusted earnings available to common shareholders, excluding total notable items;
(ii)	adjusted earnings per share;	(ii)	adjusted earnings available to common shareholders per diluted common share, excluding total notable items;
(iii)	adjusted return on equity; and	(iii)	adjusted return on MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA); and
(iv)	direct expense ratio.	(iv)	direct expense ratio, excluding total notable items related to direct expenses and pension risk transfers.

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In this news release, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

	Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues;	(i)	total revenues;
(ii)	total adjusted expenses;	(ii)	total expenses;
(iii)	adjusted premiums, fees and other revenues;	(iii)	premiums, fees and other revenues;
(iv)	adjusted premiums, fees and other revenues, excluding PRT;	(iv)	premiums, fees and other revenues;
(v)	adjusted net investment income;	(v)	net investment income;
(vi)	adjusted capitalization of deferred policy acquisition costs (DAC);	(vi)	capitalization of DAC;
(vii)	adjusted earnings available to common shareholders;	(vii)	net income (loss) available to MetLife, Inc.'s common shareholders;
(viii)	adjusted earnings available to common shareholders, excluding total notable items;	(viii)	net income (loss) available to MetLife, Inc.'s common shareholders;
(ix)	adjusted earnings available to common shareholders per diluted common share;	(ix)	net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share;	(x)	net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share;
(xi)	adjusted return on equity;	(xi)	return on equity;
(xii)	adjusted return on equity, excluding AOCI other than FCTA;	(xii)	return on equity;
(xiii)	adjusted return on equity, excluding total notable items (excludes AOCI other than FCTA);	(xiii)	return on equity;
(xiv)	investment portfolio gains (losses);	(xiv)	net investment gains (losses);
(xv)	derivative gains (losses);	(xv)	net derivative gains (losses);
(xvi)	total MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA;	(xvi)	total MetLife, Inc.'s stockholders' equity;
(xvii)	total MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA);	(xvii)	total MetLife, Inc.'s stockholders' equity;
(xviii)	book value per common share, excluding AOCI other than FCTA;	(xviii)	book value per common share;
(xix)	free cash flow of all holding companies;	(xix)	MetLife, Inc. (parent company only) net cash provided by (used in) operating activities;
(xx)	adjusted other expenses;	(xx)	other expenses;
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC;	(xxi)	other expenses, net of capitalization of DAC;

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Page 6 of 11 (xxii) adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses; (xxii) other expenses, net of capitalization of DAC; (xxiii) adjusted expense ratio; (xxiii) expense ratio; (xxiv) adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT; (xxiv) expense ratio; (xxv) direct expenses; (xxv) other expenses; (xxvi) direct expenses, excluding total notable items related to direct expenses; (xxvi) other expenses; (xxvii) direct expense ratio; and (xxvii) expense ratio; and (xxviii) direct expense ratio, excluding total notable items related to direct expenses and PRT. (xxviii) expense ratio. Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period (“constant currency basis”). Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income. MetLife’s definitions of non-GAAP and other financial measures discussed in this news release may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings; • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders on a constant currency basis; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders on a constant currency basis per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and • adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis per diluted common share. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Page 7 of 11 Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP. Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments. Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings: • Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments"). • Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance. • Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts. • Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance. Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Other adjustments are made to the line items indicated in calculating adjusted earnings: • Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs"). • Other revenues include fee revenue on synthetic guaranteed interest contracts ("GICs") accounted for as freestanding derivatives. • Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.

Page 8 of 11 • Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders. Investment portfolio gains (losses) and derivative gains (losses) These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses). Return on equity and related measures • Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax. • Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument- specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, and total notable items, net of income tax. • Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity. • Adjusted return on MetLife, Inc.'s common stockholders' equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders' equity. • Adjusted return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders' equity, excluding AOCI other than FCTA. • Adjusted return on MetLife, Inc.'s common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders' equity, excluding total notable items (excludes AOCI other than FCTA). The above measures represent a level of equity consistent with the view that, in the ordinary course of business, MetLife does not plan to sell most investments for the sole purpose of realizing gains or losses.

Page 9 of 11 Expense ratio, direct expense ratio, adjusted expense ratio and related measures • Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. • Direct expense ratio: adjusted direct expenses, divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. Total Assets Under Management (“Total AUM”) is comprised of GA AUM plus Institutional Client AUM (each, as defined below). General Account AUM (“GA AUM”) is used by MetLife to describe assets in its general account ("GA") investment portfolio. GA AUM is stated at estimated fair value and is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to reinsurance arrangements with third-party reinsurers, and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties (“net mortgage loans”) (including commercial (“net commercial mortgage loans”), agricultural (“net agricultural mortgage loans”) and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily net commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate equity and include them as net commercial mortgage loans. Institutional Client AUM is comprised of SA AUM plus Reinsurance AUM plus TP AUM (each, as defined below). MetLife Investment Management. LLC and certain of its affiliates (“MIM”) manage Institutional Client AUM in accordance with client guidelines contained in each investment advisory agreement (“Mandates”). •Separate Account AUM (“SA AUM”) is comprised of separate account investment portfolios of MetLife insurance companies, which are managed by MIM and included in MetLife, Inc.’s consolidated financial statements at estimated fair value. •Reinsurance AUM is comprised of GA investments subject to reinsurance arrangements with third-party reinsurers, which are managed by MIM and are generally included in MetLife, Inc.'s consolidated financial statements at estimated fair value. •Third-Party AUM (“TP AUM”) is comprised of non-proprietary assets managed by MIM on behalf of unaffiliated/third-party clients, which are stated at estimated fair value. Such non-proprietary assets are owned by unaffiliated/third-party clients and, accordingly, are generally not included in MetLife, Inc.’s

Page 10 of 11 consolidated financial statements. Asia (GA AUM) and related measures Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, and cash and cash equivalents, excluding policy loans, contractholder- directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to reinsurance arrangements with third-party reinsurers, and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM. Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss. Statistical sales information: • Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products. • RIS: calculated using 10% of single premium contracts, on and off-balance sheet deposits, and the contract value for new UK longevity reinsurance contracts, and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance. • Latin America, Asia and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. The following additional information is relevant to an understanding of MetLife’s performance results and outlook: • Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates. • Holding company cash and liquid assets are held by MetLife, Inc. collectively with other MetLife holding companies and include cash and cash equivalents, short term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with securities lending, repurchase agreements, derivatives, regulatory deposits, the collateral financing arrangement, funding agreements and secured borrowings, as well as amounts held in the closed block. • MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the

Page 11 of 11 sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. • Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. • We refer to observable forward yield curves as of a particular date in connection with making our estimates for future results. The observable forward yield curves at a given time are based on implied future interest rates along a range of interest rate durations. This includes the 10-year U.S. Treasury rate which we use as a benchmark rate to describe longer-term interest rates used in our estimates for future results.